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                                                                     EXHIBIT 24

                                POWER OF ATTORNEY


            Each director and officer of Huntington Preferred Capital, Inc. (the "Corporation"), whose signature appears below hereby appoints Michael J. McMennamin and John D. Van Fleet, or any of them, as his or her attorney-in-fact, to sign, in his or her name and behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission, the Corporation's Annual Report on Form 10-K (the "Annual Report") for the fiscal year ended December 31, 2001, and likewise to sign and file any amendments, including post-effective amendments, to the Annual Report, and the Corporation hereby also appoints such persons as its attorneys-in-fact and each of them as its attorney-in-fact with like authority to sign and file the Annual Report and any amendments thereto in its name and behalf, each such person and the Corporation hereby granting to such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that such attorney-in-fact or his substitute may do by virtue hereof.

            IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney, in counterparts if necessary, effective as of March 27, 2002.

DIRECTORS/OFFICERS:

          Signatures                                    Title
          ----------                                    -----


/s/  Michael J. McMennamin                      President
------------------------------                  (Principal Executive Officer)
      Michael J. McMennamin


/s/  John D. Van Fleet                          Vice President
------------------------------                  (Principal Accounting Officer)
      John D. Van Fleet


/s/ Richard A. Cheap                            Director
------------------------------------
     Richard A. Cheap


/s/ Stephen E. Dutton                           Director
------------------------------------
     Stephen E. Dutton


/s/ R. Larry Hoover                             Director
------------------------------------
     R. Larry Hoover


/s/ Edward J. Kane                              Director
------------------------------------
     Edward J. Kane


/s/ Roger E. Kephart                            Director
------------------------------------
     Roger E. Kephart


/s/ James D. Robbins                            Director
------------------------------------
     James D. Robbins


/s/ Paul V. Sebert                              Director
------------------------------------
     Paul V. Sebert